Exhibit 99.2
                                  ------------



                        AVALON DIGITAL MARKETING SYSTEMS

                                  Balance Sheet

                             As of October 31, 2003



                ASSETS

Current Assets:
  Cash (from Form2-B, line 5)                     $     30,344
  Accounts Receivable (from Form 2-E)                   17,817
  Receivable from Officers, Employees, Affiliates            -
  Inventory                                                  -
  Other Current Assets:
    Contract, AR                                       430,622
    Retainage                                          142,642
    Prepaid & Other                                     59,180
                                                  ------------
        Total Current Assets                                       $    680,605
                                                                   ------------

Fixed Assets:
  Land                                                       -
  Building                                                   -
  Equipment, Furniture and Fixtures                  1,212,937
                                                  ------------

        Total Fixed Assets                           1,212,937
                                                  ------------

  Less:  Accumulated Depreciation                     (695,995)

        Net Fixed Assets                                                516,942
                                                                   ------------

Other Long Term Assets:
  License                                               17,000
                                                  ------------
        TOTAL ASSETS                                                  1,214,547
                                                                   ------------

                LIABILITIES

Post Petition Liabilities:
  Accounts Payable (from Form 2-E)                     108,560
  Notes Payable                                              -
  Rents and Leases Payable                               6,700
  Taxes Payable (from Form 2-E)                         24,789
  Accrued interest                                       1,800
  Other:
    Accrued Expense                                    131,408
                                                  ------------

        Total Post Petition Liabilities                            $    273,257
                                                                   ------------

Pre-Petition Liabilities:
  Priority Claims                                      397,152
  Secured Debt                                         412,129
  Unsecured Debt                                     9,176,245
                                                  ------------
        Total Pre-Petition Liabilities                                9,985,526
                                                                   ------------

        TOTAL LIABILITIES                                          $ 10,258,783
                                                                   ------------

                OWNERS' EQUITY

Capital Stock or Owner's Investment               $      8,713
Paid-In Capital                                     28,051,203
Retained Earnings:
  Pre Petition                                     (36,880,111)
  Post Petition                                       (224,041)
                                                  ------------

        TOTAL OWNERS' EQUITY                                       $ (9,044,236)
                                                                   ------------

        TOTAL LIABILITIES AND OWNERS' EQUITY                       $  1,214,547
                                                                   ------------



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                        AVALON DIGITAL MARKETING SYSTEMS

                            Profit and Loss Statement

                    For Period October 1 to October 31, 2003



Gross Operating Revenue                           $    205,828
Less:  Discounts, Returns and Allowances                     -
                                                  ------------

        Net Operating Revenue                                      $    205,828

Cost of Goods Sold                                                       15,255
                                                                   ------------

        Gross Profit                                                    190,573
                                                                   ------------

Operating Expenses
  Salaries and Wages                                   103,946
  Rents and Leases                                       6,700
  Payroll Taxes (Employer)                               7,484
  Other:
    Health Insurance                                     9,647
    Fees/Licenses                                       20,000
    G & A                                               12,850
                                                  ------------

        Total Operating Expenses                                        160,627

        Operating Income (Loss)                                          29,946
                                                                   ------------

Legal and Professional Fees                                              50,166
Depreciation, Depletion and Amortization                                 31,694
Interest Expense                                                         24,800
                                                                   ------------

        Net Operating Income (Loss)                                     (76,714)
                                                                   ------------

Non-Operating Income and Expenses
  Other Non-Operating (Expenses)                         4,354
  Gains (Losses) on Sale of Assets                           -
  Interest Income                                            -
  Other Non-Operating Income                                 -
                                                  ------------

        Net Non-Operating Income or (Expenses)                            4,354
                                                                   ------------


        Net Income (Loss) Before Income Taxes                           (81,068)
                                                                   ------------

Federal and State Income Tax Expense (Benefit)                                -
                                                                   ------------

        NET INCOME (LOSS)                                          $    (81,068)
                                                                   ------------



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